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                                                                   EXHIBIT 10.27


                    SECOND AMENDMENT TO SEVERANCE AGREEMENT

     THIS SECOND AMENDMENT TO SEVERANCE AGREEMENT (this "Amendment") is made this 31st day of December, 1998, by and between ENCORE ORTHOPEDICS, INC., a Delaware corporation, with its principal office located at 9800 Metric Blvd., Austin, Texas 78758 (the "Company") and NICK CINDRICH, an individual resident at #6 Candleleaf, Austin, Texas 78738 (the "Employee").

     WHEREAS, the Employee and the Company entered into a Severance Agreement dated November 27, 1995, as amended (the "Agreement") which provided, inter alia, for certain payments to be made in the event that certain events occurred with respect to the Employee's employment relationship with the Company;

     WHEREAS, the Employee and the Company desire that there be certain changes made with respect to the Agreement; and

     WHEREAS, the Company and the Employee want to memorialize in this Amendment their agreements regarding such changes to the Agreement.

     NOW THEREFORE, in consideration of the premises and other mutual promises and covenants contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

     1. The changes contemplated by the Amendment to Severance Agreement dated March 18, 1997 shall not take effect as of March 25, 1999 and shall have no further force and effect.

     2. Except as specifically changed by the Amendment, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Employee has hereunto set its hand as of the date and year first written above.

                                        ENCORE:

                                        ENCORE ORTHOPEDICS, INC.


                                        By: /s/ CRAIG SMITH
                                            -----------------------------------
                                            Craig Smith, President


                                        EMPLOYEE:

                                        /s/ NICK CINDRICH
                                        ---------------------------------------
                                        NICK CINDRICH